Exhibit 99.1

THE WENDY’S COMPANY LAUNCHES “PROJECT FRESH,” A STRATEGIC PLAN

TO DRIVE GROWTH AND ENHANCE VALUE CREATION

•	Strengthening Wendy’s brand positioning strategy to reach consumers more effectively

•	Assessing U.S. restaurant system to increase profitability

•	Transforming U.S. restaurant operations to elevate experience and drive greater efficiency

•	Reallocating capital and resources to drive profitable growth

Dublin, Ohio, Oct. 9, 2025 /PRNewswire/ – The Wendy’s Company (Nasdaq: WEN) (“Wendy’s” or the “Company”) today unveiled Project Fresh, a comprehensive strategic plan designed to revitalize the brand, reignite growth, accelerate profitability across the Wendy’s system and enhance shareholder value.

“Wendy’s Board of Directors and management team are dissatisfied with the current valuation of the Company and have been working to put the Company on the right path to create value for our franchisees, employees and shareholders,” said Chairman of the Board, Art Winkleblack. “Execution is underway and we are confident that Project Fresh will position Wendy’s as the industry leader—one that guests love, franchisees are proud to operate, teams are excited to be a part of, and creates significant value for our shareholders.”

“Wendy’s is a brand built on quality, authenticity and innovation,” said Ken Cook, Interim Chief Executive Officer and Chief Financial Officer. “With Project Fresh, we’re taking decisive steps together as One Wendy’s to strengthen our foundation, enhance restaurant performance and modernize how our customers experience the brand. Project Fresh is about reigniting the energy and distinctiveness that have always made Wendy’s special, while positioning the Company and our franchisees for profitable growth.”

Grounded in a stronger franchisee partnership under the One Wendy’s approach, the Project Fresh plan is expected to provide a clear roadmap centered across four core pillars: brand revitalization, system optimization, operational excellence and a reallocation of capital and resources to drive profitable growth. Together, these initiatives will redefine how Wendy’s operates, invests and engages with customers to create long-term value.

Key actions across Project Fresh to drive growth and profitability include:

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Brand revitalization: Strengthening brand positioning by leveraging Wendy’s rich heritage of quality, innovation and unique voice to connect across all touchpoints with the next generation of customers. We have retained leading industry consultancy Creed UnCo, led by Greg Creed, former CEO of Taco Bell and Yum! Brands, to assist in transforming our marketing effectiveness based on data-driven, needs-based customer segmentation analyses to improve relevance, ease and distinctiveness of the Wendy’s brand.

•

System optimization: Reallocating resources to prioritize AUV growth in the U.S. with the goal of achieving industry-leading restaurant performance. This includes optimizing labor and operating hours across dayparts, partnering closely with franchisees to maximize profitability within each market, leveraging insights from Company-operated restaurants and adopting a returns-based approach to franchisee investments. Internationally, capital will continue to be deployed efficiently to sustain strong net unit growth and we remain encouraged by our growth trajectory, recent market entries and our significant international opportunities.

•

Operational excellence: Increasing investments to enhance the customer experience in restaurants through hospitality, digital and equipment efficiency, simplified processes, labor and technology and enhanced training.

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Capital allocation: Optimizing capital expenditures to align with our near-term priority to drive AUV growth in the U.S. Changes include the reduction of capital allocated to the Build to Suit program by approximately $20 million in 2025 and a larger anticipated reduction in 2026, allowing Wendy’s to invest more in areas to drive AUV growth, including technology and marketing. The Company is also working with an independent financial advisor to identify additional opportunities to optimize its capital allocation. The Company remains committed to its dividend and returning capital to shareholders, supported by its strong free cash flow generation.

Winkleblack added, “The Board continues to work diligently on the CEO selection process. We are working with a leading global executive search firm and are carefully evaluating internal and external candidates to ensure the strongest leadership to guide the Company through its next phase of growth. The Board remains focused on advancing the Company’s strategic priorities in close collaboration with interim CEO, Ken Cook. The Board will take the time necessary for this process and is targeting completion by the end of the year.”

The Company will provide further detail about these initiatives when it releases its third quarter results on November 7, 2025.

Forward-Looking Statements

This release contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “upcoming,” “outlook,” “guidance” or the negation thereof, or similar expressions. In addition, all statements regarding the impact or results of our Project Fresh initiatives, or those that address future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions, and statements expressing general views about future results or brand health, are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) the impact of competition or poor customer experiences at Wendy’s restaurants; (2) adverse economic conditions or disruptions, including in regions with a high concentration of Wendy’s restaurants; (3) changes in discretionary consumer spending and consumer tastes and preferences; (4) impacts to the Company’s corporate reputation or the value and perception of the Company’s brand; (5) the effectiveness of the Company’s marketing and advertising programs and new product development; (6) the Company’s ability to manage the impact of social or digital media; (7) the Company’s ability to protect its intellectual property; (8) food safety events or health concerns involving the Company’s products; (9) our ability to deliver global sales growth and maintain or grow market share across our dayparts; (10) the Company’s ability to achieve its growth strategy through new restaurant development; (11) the Company’s ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (12) risks associated with leasing and owning significant amounts of real estate, including environmental matters; (13) risks associated with the Company’s international operations, including the ability to execute its international growth strategy; (14) changes in commodity and other operating costs; (15) shortages or interruptions in the supply or distribution of the Company’s products and other risks associated with the Company’s independent supply chain purchasing co-op; (16) the impact of increased labor costs or labor shortages; (17) the continued succession and retention of key personnel and the effectiveness of the Company’s leadership and organizational structure; (18) risks associated with the Company’s digital commerce strategy, platforms and technologies, including its ability to adapt to changes in industry trends and consumer preferences; (19) the Company’s dependence on computer systems and information technology, including risks associated with the failure or interruption of its systems or technology or the occurrence of cyber incidents or deficiencies; (20) risks associated with the Company’s securitized financing facility and other debt agreements, including compliance with operational and financial covenants, restrictions on its ability to raise additional capital, the impact of its overall debt levels and the Company’s ability to generate sufficient cash flow to meet its debt service obligations and operate its business; (21) risks associated with the Company’s capital allocation policy, including the amount and timing of equity and debt repurchases and dividend payments; (22) risks associated with complaints and litigation, compliance with legal and regulatory requirements and an increased focus on environmental, social and governance issues; (23) risks associated with the availability and cost of insurance, changes in accounting standards, the recognition of impairment or other charges, changes in tax rates or tax laws and fluctuations in foreign currency exchange rates; (24) conditions beyond the Company’s control, such as adverse weather conditions, natural disasters, hostilities, social unrest, health epidemics or pandemics or other catastrophic events; (25) risks associated with the Company’s predominantly franchised business model; and (26) other risks and uncertainties cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company assumes no obligation to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly-prepared salads, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find a loving, forever home for every child waiting to be adopted from the North American foster care system. Today, Wendy’s and its franchisees employ hundreds of thousands of people across over 7,000 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising.

Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on X and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

*	Fresh beef available in the contiguous U.S., Alaska, and Canada.

Media Contact:

Heidi Schauer

Vice President – Communications, Public Affairs & Customer Care

(614) 764-3368; heidi.schauer@wendys.com

Investor Contact:

Aaron Broholm

Head of Investor Relations

(614) 764-3345; aaron.broholm@wendys.com